UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

MINN-DAK FARMERS COOPERATIVE

(Exact name of Registrant as specified in its charter)

North Dakota	33-94644	23-7222188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7525 Red River Road Wahpeton, North Dakota		58075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 642-8411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      OTHER EVENTS.

Minn-Dak Farmers Cooperative has announced that the Audit Committee of the Board of Directors, following the completion of the 2010 fiscal year audit, has been authorized to, and has approved: (1) the determination of the 2009 crop shareholder / grower beet payment of 18.4064858 cents per pound of extractable and bonus sugar ($47.29 per ton of beets harvested); (2) the final payment for the 2009-crop of 1.9080721 cents per pound of extractable and bonus sugar; and (3) the declaration and allocation to shareholders of record, for the 2009-crop, non-qualified allocated patronage totaling $4,020,142 or $2.00 per ton of beets harvested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINN-DAK FARMERS COOPERATIVE

Dated: October 15, 2010	By	/S/ David H. Roche
David H. Roche President and Chief Executive Officer